1 NASDAQ : STAA Visian ICL, Fastest Growing Technology in the World May 2013

Forward-Looking Statements

All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rates or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; statements regarding new products, including but not limited to, expectations for success of the new products in the U.S. or international markets or government approval of new products; the outcome of product research or development; future economic conditions or performance; size of market opportunities; IOL backorder position; expected costs of Monrovia expansion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achieving 2013 growth plans; and any statements of assumptions underlying any of the foregoing.

These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: the negative effect of unstable global or regional economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new products, or to require additional actions before approval; unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive surgery market, and a general decline in the demand for refractive surgery particularly in the U.S. and China, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions; the impact of federal government budget uncertainties in the United States. The Visian Toric ICL, the Visian ICL with CentraFLOW and KS-SP are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, and stock-based compensation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on March 1, 2013 and also available on our website.

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Generating Strong Top and Bottom Line Growth • Two Large Market Opportunities • Sustainable Competitive Advantages • New Product Offerings in 2013/2014 • Robust New Product Pipeline • Strong Balance Sheet • Manufacturing Consolidation Savings 2014 3

Intraocular Lens Focus Only 4 Lenses Placed within the Eye Cataract IOL Refractive ICL 59% Q1 Sales 55% in 2012 35% Q1 Sales 41% 2012

STAAR’s Value Driver 5 • $3B Addressable Market • Currently about 2% Market Share • $10.6M Sales/$20M End Customer in Q1 – $80M End Customer Sales Annualized • Sales Growth Rate 24% in Q1 – 85% Gross Margins – New Product Launches • 10% Share in Focused Markets Yields Nearly $300M of End Customer Sales The Visian® ICL TM

Visian ICL • Implantable Collamer ® Lens Better Known as the “Implantable Contact Lens” • Made f rom a Proprietary Material Called Collamer • Corrects Myopia (Nearsightedness/Inability to See Far) • Toric ICL (TICL TM ) Version Corrects Both Myopia and Astigmatism (Blurred D ue to Inability to Focus)* Premium Product - Premium Result * Approved in all target markets except the U.S.; dialogue continuing with FDA 6

Competitive Landscape • STAAR Is the Market Leader – >65% Unit Market Share – 75% Dollar Share – Only Posterior Lens Approach • Other Players (Anterior Lens) – Abbott - AMO – Ophtec – Novartis - Alcon ( “Dear Dr.” Letters) • The Big Guys Are in the WRONG Place! • LASIK is the Real Competition! Source: Data based upon internal estimates and The Global IOL Market Report by Market Scope May 2012. 7

ICL vs. LASIK ICL • Small Micro Incision • Adds Lens into the Eye • Permanent but Removable • No Induced Dry Eye • Future Options Preserved LASIK • Incision over 1 Inch - Long • Burns Material Away • Cannot Be Reversed • Potential Dry Eye • May Reduce Future Options 8

Visian ICL with CentraFLOW™ (V4c ICL)

Over 16,000 Successfully Implanted in Europe

- CentraFLOW™ Technology Assists the Natural Aqueous Flow within the Eye Utilizing the KS-Aquaport™
- Eliminates a Procedure and Visit - (LASIK-like)
- Economics Better for the Surgeon
- 10% Price Premium
- Over 16,000 Implants Indicate Predictable IOP and Quality Visual Results







STAAR SURGICAL

The ICL Technology Era Beginning? • RK: Started in 1978, Peaked in 1994 • PRK: Started in 1984, Peaked in 2006 • LASIK: Started in 1989, has LASIK Peaked?? – Big Guys Heavily Invested – LASIK Procedures Losing Share in Major Markets • Visian ICL: – Over 350,000 ICLs Implanted World W ide – Gaining Share in Major M arkets Source: The Global Refractive Surgery Market by Market Scope December 2011 Glasses Contacts RK PRK LASIK ICL 10

Targeted ICL Markets 11 Market 2012 Total Ref. Proc. 2012 Ref. Proc. ∆ 2012 ICL Proc. ∆ ICL Share Ref. Proc. ICL Share Gain China * 830,000 (21%) +37% 1.2% x U.S.* 623,700 Flat +2% 1.0% x Japan* 254,000 (22%) 102% .9% x Latin Am* 227,260 +4% (6%) 1.2% India* 148,550 +5% +26% 4.2% x S. Korea* 138,260 (1%) ++/ -- 12.3% x Spain* 132,980 (14%) (29%) 3.5% NA Germany 125,000 +4% +53% 1.6% x Italy* 110,410 (14%) +78% 0.5% x U.K. 102,330 (15%) +4% .2% x Middle East* 61,470 (4%) (3%) 7.6% x Share Gains *Added Sales and Marketing direct employees in 2012/2013. Source : The Global Refractive Surgery Market by Market Scope January 2013 and actual ICL results .

Korea China U.S. Spain Japan M East India Lat Amer Germany Italy U.K. Q1 12 Q1 13 2013 Key Metric Report Revenue Growth (Targeted Market ICL Growth) Q1 Results 2012 - 13 Visian ICL Sales Increased in 10 of 11 Target Markets + 7% +12% +14% +156% +22% +25% +94% +23% +63% - 10% +7%

ICL Innovation & Pipeline

V4b Q1 2011 - Expanded Range, Allowing Treatment of Virtually All Myopic Patients *Available CE Markets; new markets in 2013*



V4c Q1 2012 - CentraFLOW Technology Eliminates a Step in Current Procedure (LASIK-like) *Available CE Markets; new markets in 2013*


Clearly More Simple.

V5 Mid-Year 2013 - Preloaded ICL/Enhanced Optics
More Convenient, Less Time, Consistent Delivery Every Time



V6 Second Half 2014 - Multifocal/MF Toric, More Sizing Friendly, Expands Market Opportunities



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STAAR SURGICAL

Consumer Awareness Activities • Visits to www.visianinfo.com Grew 122 % during 2012 • Website Voted Best in Class for M edical C ategory Sites by IMA • Over 600 Patient Leads to ICL Surgeons • Viewing of Visian ICL on YouTube G rew Tenfold during 2012 • New Visian ICL Blog Site Generated over 60,000 Visits 2 nd Half of 2012 Social Media Marketing 14

What Our Support Delivers Consumer Awareness Initiatives Drives Patient to ICL Technology & Surgeons Practice Management Programs Enables Practices to Better Manage Refractive Patients Clinical Support Provides Surgeons with ICL Clinical Based Evidence 15

• 21M IOLs Implanted in 2012 ( 25.2M 2017) • The Big Three Hold ≈70% Market Share – Novartis (Alcon), Abbott (AMO), B&L ( Private/IPO) • STAAR Strategy – Focused on Only the Higher Margin Premium IOLs – Focused Only in Markets that Generate a Fair Profit Large & Growing Market Tough Competitive Landscape Cataract IOL 16 Source : The Global IOL Market by Market Scope May 2012

New IOL Products 17 • Q1 13 Sales W ere $6.3 million, Essentially F lat Year - over - Year • 10% Growth in Constant Currency – Negative Impact of $646k Due to Foreign E xchange • Approximately $900,000 in Backorders from European Customers • Acceptance of the KS IOL Products H as E scalated • Introduced nanoFLEX Toric IOL for Europe during April

Unique Collamer® Material

Competitive Advantage

- Proprietary Hydrophilic Material Produces Superior Quality of Vision
- 40% Water Content Produces Reduced Glare or Halo Effect
  - No Glistenings
- Several Active Material Patents
  (next significant one expires 2015 with some blocking patents till 2017)
- 18 Years Manufacturing Knowledge Highly Important
  - STAAR Manufactures its Own Raw Material for Collamer
  - Highly Regulated Manufacturing and Product Approval Pathway
- Preliminary CAST Data Suggests "Accommodation" Potential

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Q1 2013 GAAP Results 19 Q1 2013 Q1 2012 Change Revenue $18,001 $15,509 $2,492/16.1% Gross Profit $12,654 $10,902 $1,752/16.1% Gross Profit Margin 70.3% 70.3% NC Operating Exps ex Comet $10,669 $10,069 $600/6.0% Operating Expenses $11,570 $10,624 $946/8.9% Operating Income $ 1,084 $ 278 $806/290% Other Income (Expenses) $(299) $ 186 $(485) Income Taxes $ 314 $ 232 $ 82/35.3% Net Income $ 471 * $ 232 $239/103% Net Income per Diluted Share $0.01 $0.01 ($000’s) *Project Comet expenses were $0.9M for the quarter

Q1 Non - GAAP Measures ($000’s) 20 Measure Q1 2013 Q1 2012 GAAP Net Income $471 $232 Mfg. Consolidation Expenses $901 $555 Spain Distribution Transition Cost $442 $0 Foreign Currency Impact $341 $(67) Adjustment of Warrant Value $ (27) $14 Stock - based Compensation Expense $1,034 $687 Adjusted Net Income $3,162 $1,421 Net Income per Diluted Share $0.08 $0.04

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 2012 Q1 2013 GM% IOL Mix ICL Mix 70.3% 59% 35% Expanding Gross Margins 21 Seventh consecutive year of gross margin expansion. Operating Metric to add 250 bps in 2013.

STAAR Balance Sheet • Profitable and Generating Cash – $19.2M in Cash as of 3 /29/13 – $3.2M Generated in Cash during 2012 • Working L ine of C redit in Japan at 1.4% Interest Rate • $ 121M in NOLs (Worth $ 1.00/share) • 36.7M Diluted Shares Outstanding – 1.4M Warrants at Approximately $ 4.00 22

Project Comet • Consolidate Four Manufacturing Operations (Japan, U.S., Switzerland) to One E xisting U.S. Facility • 3 + Years to Complete at a Cost of $6.2M – Spent $1.1M in 2011/$2.6M in 2012 – Planned Spend $2.5M in 2013, Q1 $900k • Complete Manufacturing Consolidation by the End of 2013 • Over $100M Savings in Tax & Labor from 2014 to 2020 23

Project Comet Update • Project On Plan and On Budget • Completed Validation of V4, V4b, and V4c ICLs, and Initiated Manufacturing • Shipped First U.S. Manufactured ICLs in Jan 2013 • Obtained Regulatory Approval for U.S. Manufactured ICLs to Markets with 70% of Unit Volume • All Non - sterile IOLs for Japan are Shipping Out of U.S. • Several Key Employees will Relocate to Monrovia • Upon Completion , Anticipate Gross Margin Nearing 80% and Tax Rate to Drop to Approximately 10% 24

STAAR’s Pathway to the Future! • Continued ICL Market Penetrations – Double Digit Revenue Growth – 85 % Gross Margin – New Products (V4c, V5 and V6) • Targeted IOL Profitable Growth – Single Digit R evenue Growth – 60%+ Gross Margin Target – New Products ( nanoFLEX Toric + KS - SP) • Project Comet Benefits in 2014 25

Post Comet Operating Model Potential 26 Metric 2013 Analyst Ests * If $80M If $90M If $100M Revenue $70.3 $80.0 $90.0 $100.0 Gross Margin % 71.6% 77.0% 78.5% 80% Gross Margin $ $50.3 $61.6 $70.6 $80.0 Operating Exps. $46.5 $46.5** $48.5 $50.0 Operating Inc. $ $ 3.8 $15.1 $22.1 $30.0 Operating Inc. % 5% 19% 25% 30% Net Income $ $ 2.2 $13.6 $20.0 $27.0 Net Income % 3% 17% 22% 27% EPS $0.05 $0.36 $0.52 $0.71 (In Millions Except EPS) * Providing Analyst Estimates Does Not Constitute Endorsement. **Project Comet complete so actual $2.5M increase in expenses over the 2013 expense projections.

Key Drivers for Growth • Increased Investments in Sales & Marketing and R&D – Added 19 Sales & Marketing Positions (Potential 4 more) • Planned New Product Launches – V4c & V5 ICLs, KS - SP and nanoFLEX Toric IOLs • Continued Excellent Execution of Project Comet – Drives to near 80% GM and 10% Tax Rate • Spain Converted to Direct Sales in Q212 • Continued Gross Margin Expansion • Cash Generation and Cash Position 27

Solid Start to 2013 • Total Sales Grow by 16% to $18M / 21% Growth on Constant Currency Basis – Negative FX Exchange of $750k • Visian ICL Sales Increase by 24% • IOL Sales Flat – 10% Growth in Constant Dollars – $900k Backorder on Preloaded Acrylic IOLs in Europe • Gross Margin 70.3% • GAAP Net Income $0.01 / Non - GAAP Adjusted Net Income $0.08 • Project Comet on Plan to Complete at Year End YOY Growth 28

29 NASDAQ : STAA Visian ICL, Fastest Growing Technology in the World May 2013